United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds
(Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut 06880
(Address of principal executive offices) (Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880
(Name and address of agent for service)

Registrant's telephone number, including area code: (888) 593-7878

Date of fiscal year end: 12/31

Date of reporting period: 12/31/08

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Westport Select Cap Fund
Westport Fund

Annual Report
December 31, 2008

Performance Results
THE WESTPORT FUNDS
Average Annual Total Returns* – December 31, 2008

Fund or Index	One Year	Five Years #	Ten Years #	Since Inception#,i
Westport Select Cap Fund – Class Rii	-32.65%	-0.69%	6.62%	7.39%
Russell 2000® Indexiv	-33.79%	-0.93%	3.02%	2.50%
Westport Fund – Class Riii	-30.28%	3.21%	7.60%	8.01%
Russell Midcap® Indexiv	-41.46%	-0.71%	3.18%	3.79%

As set forth in the Funds’prospectus dated May 1, 2008, the actual Total Annual Fund Operating Expenses for Class R shares of the Westport Select Fund and the Westport Fund were 1.33% and 1.49%, respectively at December 31, 2007. Total Annual Fund Operating Expenses for Class R Shares include shareholder servicing fees. During the fiscal year ended December 31, 2007, the Class R shares of the Westport Select Cap Fund and the Westport Fund paid shareholder servicing fees equal to 0.13% and 0.08%, respectively. Please see the Funds’Financial Highlights on pages 21 and 23 for the actual Total Fund Operating Expenses paid in fiscal 2008. Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class.

#	Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the letter to shareholders on the following pages. Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’current performance may be lower or higher than the performance data quoted. To obtain performance information current to the most recent month-end, please call 1-888-593-7878 or visit the Funds’website at www.westportfunds.com.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

___________________________

i	The Class R shares of the Westport Select Cap Fund and the Westport Fund commenced operations on December 31, 1997.
ii
The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 22.

iii
The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 24.

iv
The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® (an index of the 1,000 largest companies in the Russell 3000® Index representing approximately 90% of the U.S. market). The Russell 2000® Index, representing approximately 10% of the U.S. equity market, is an index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index (an index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. market). You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

v
The Lipper Multi-Cap Core Index represents the total returns of the mutual funds in the indicated category, as defined by Lipper, Inc. As of December 31, 2008, the total return of the Westport Fund Class R shares (classified as Multi-Cap Core and as ranked by Lipper, Inc.) was ranked 45th among 731 funds for the 1-year period, 11th among 607 funds for the 3-year period, 2nd among 432 funds for the 5-year period and 2nd among 172 funds for the 10-year period.

Letter to Shareholders	January 16, 2009

Dear Fellow Shareholder:

Last year saw the largest U.S. equity market loss since the 1930’s as measured by the Standard & Poors 500® Index, which recorded its worst annual return of -37%, since 1931 when the Index returned -44%. In this difficult environment, the Westport Funds did well on a relative basis, outperforming their respective benchmark indices for both the twelve month period and the full eleven years since inception. Erosion of the foundation for the financial markets and finally for the real economy started after domestic housing pricesa reached their peak in July 2006. A clear indication that housing price appreciation had become a bubble and that its deflation might cause significant damage to the financial system was the collapse in June 2007 of two highly leveraged Bear Stearns & Co. sponsored hedge funds that invested in mortgage backed securities and their derivatives. After additional financial market dislocations primarily involving subprime mortgages, Federal Reserve Chairman Ben Bernanke estimated in August 2007 that losses from defaulting mortgages would approximate $100 billion. The first half of 2008 saw losses from defaulting mortgages in the United States broaden beyond the subprime category. By the end of 2008, losses were occurring from other credit and financial instruments, other financial markets and in other countries, many unexpected. A number of high profile U.S. financial institutions were forced to merge, placed into conservatorship, allowed to go bankrupt or ceded substantial ownership to the Federal government in exchange for a capital injection. However, the most disappointing development was that financial and credit market losses along with market and asset value dislocations began to disrupt the real economy.

The spreading effects of the deflating housing price bubble have produced the largest U.S. financial and economic contraction since the 1930’s. The financial impact from loan losses on delinquent U.S. residential mortgages is estimated by Goldman Sachs economistsb to hit $1.1 trillion. The economic impact is thought by some economists to be a contraction in fourth quarter real GDP that might reach 6%. The second half 2008 contraction in the U.S. real economy contributed through trade and financial markets to slowing economic growth in a number of other countries spreading the recession geographically.

The sharp slide in the economy and deterioration in the financial markets caused substantial equity market losses. Neither of The Westport Funds was immune to the equity market downdraft but relative returns were positive. The return from the Westport Select Cap Fund exceeded the return of its benchmark the Russell 2000® Index by slightly more than 1 percentage point. Since its inception eleven years ago the Westport Select Cap Fund’s average annual return has exceeded that of its benchmark by almost 5 percentage points. The return for the Westport Fund for 2008 exceeded that of its benchmark, the Russell Midcap® Index, by more than 11 percentage points. Since inception eleven years ago the Westport Fund’s average annual return has exceeded that of its benchmark by more than 4 percentage points. Lipper, Inc. classifies the Westport Fund as a Multi-Cap Core Fund since its portfolio holdings include companies in each market capitalization category - small, mid and large. The return for the Westport Fund exceeded that of the Lipper Multi-Cap Core Index by more than 9 percentage points for the year. Lipper ranked the Westport Fund in the top 2% of Multi-Cap Core mutual funds for the 3, 5 and 10 year time periods ended December 31, 2008 and in the top 7% for 2008v. Of course, these historical results do not guarantee future performance.

Outlook

The bursting of the housing price bubble and the continuing price slide spread credit losses from subprime to alt-A to prime mortgages. Losses on mortgage backed securities and derivatives greatly contributed to the demise of many large financial firms, especially those that were highly leveraged. Financial system problems spread to the real economy during last year’s final quarter, causing inventory liquidations, substantial layoffs and credit losses on business loans and consumer loans not collateralized by real estate such as credit cards and automobile loans. In addition to the $1.1 trillion in projected loan losses on delinquent U.S. residential mortgages, Goldman Sachs economists estimate losses from commercial real estate, credit cards, automobile loans and business debt will total another $1.0 trillion. Only half of these $2.1 trillion in projected losses have been recognized.b

The key to maintaining a functioning financial system in this situation is to stabilize the banks even as they absorb substantial credit losses. Credit is essential for a modern financial system where economic growth is dependent upon debt financing. Loan losses not only cause banks and other credit providers to deleverage and reduce available credit as the value of collateral supporting existing loans declines, but deplete capital needed for new loans. A damaged financial system can cause a negative feedback loop to form with the real economy, that depresses consumer and business activity.

There are relatively few historical economic and financial system contractions that approach the current one in magnitude. One of the best known is the Japanese experience in the 1990’s when government policy actions failed to restart economic growth after their real estate bubble burst, resulting in Japan’s “lost decade.” In contrast, Sweden in the early 1990’s successfully dealt with a similar episode, acting on its belief that banks were the key to returning the nation’s financial system to stability. Swedish officials aggressively injected capital into the country’s banks, purchased and wrote down troubled assets and temporarily nationalized the weakest banks, even large ones. Within two years the country’s currency was stabilized and the economy was again growing at a reasonable rate.

The Federal Reserve and the U.S. Treasury, undoubtedly influenced by Sweden’s success, have taken a number of actions focused on supporting domestic banks as a key to stabilizing the financial system and as a precursor to economic growth. Probably, the most important accomplishment in the Treasury’s recovery program was persuading Congress to pass enabling legislation for the $700 billion Troubled Asset Relief Program

(TARP) and using a portion of these monies to inject capital, primarily through the issuance of preferred stock, into a number of U.S. banks. While this action did not prevent the real economy from contracting sharply in the fourth quarter in response to deleveraging in the financial system, it did support the banking system.

Other actions have been taken by the Fed to support the financial system and economy including dramatically easing monetary policy by reducing the fed funds rate from 5.25% to nearly zero, the provision of de-facto credit insurance for a broad range of non-government loans and the execution of a new program under which it will purchase $500 billion of Government Sponsored Enterprise (GSE) mortgage backed securities and $100 billion of GSE debt to lower the cost of residential mortgages. The Obama administration has proposed an $825 billion stimulus package composed of additional spending and tax cuts. Collectively, these efforts should help stabilize certain financial markets and cushion the economy.

It is clear that this financial and economic downturn is unique in both its size and geographic scope with credit market and equity market losses worldwide in the current contraction estimated at $30 trillion. It is also clear to us that U.S. officials should continue to closely follow the model of the Swedish intervention given the dearth of successful precedents, even though differences in the size of the economy and the global nature of the current contraction make the timing and the financial resources necessary to renew economic growth uncertain. If Goldman Sachs economists’ estimates of U.S. banking system loan losses of $2.1 trillion are correct, returning stability to the banking system will require substantial added capital to offset projected losses. Raising the needed funds must be accomplished carefully by the Obama administration so that new economic imbalances are not created.

In summary, the logical pathway for economic intervention in this instance is the Swedish model, but the challenges to implementation require care. The near term results of the Federal government’s actions are unpredictable, but the odds of success improve substantially with the passage of time. We appreciate the confidence of our shareholders during this period as we endeavor to navigate these volatile markets.

Sincerely,

Edmund H. Nicklin, Jr.                         Andrew J. Knuth
___________________________

a	As measured by the S&P/Case-Shiller 20 City Composite Index

b	“Bank of America to Get Billions in U.S. Aid”, The Wall Street Journal, January 15, 2009

WESTPORT SELECT CAP FUND
PORTFOLIO SUMMARY
December 31, 2008

Portfolio Comments

The steep decline in the financial markets and the economic contraction dominated 2008 results for the Westport Select Cap Fund (“Select Cap”) and its benchmark the Russell 2000® Index. Both recorded substantial negative returns for 2008 with Select Cap slightly outperforming its benchmark by approximately one percentage point. All twelve industry segments within the benchmark Russell 2000® Index recorded negative returns for the year. The industry group in the Select Cap with the best return was the for-profit education companies, part of the Industrial Services segment, as both ITT Educational Services Inc.i, and DeVry, Inc. provided returns of approximately 11% for the year. Other positive contributors included Darden Restaurants, Inc. (casual dining), Arthur J. Gallagher & Company (insurance brokerage), CACI International, Inc. (information technology services for the Federal government) and Perot Systems Corp. (information technology services). Trizetto Group, Inc. (healthcare information services) was acquired by a private equity firm with a gain of approximately 27%.

The industry segment with the largest negative impact on Select Cap was Oil & Gas Producers with a decline of more than 65%, decreasing Select Cap’s 2008 return by 8 percentage points. The segment weighting at the start of 2009 was approximately 9%. In contrast, the energy segment in the benchmark had approximately half the weighting, declined 53% and contributed a negative 3 percentage points to the Index’s overall performance. Another disappointing industry segment in Select Cap was Banks & Thrifts. Two holdings had dramatic declines in value due to substantial holdings of option ARM mortgages; the two banks remaining in the portfolio were negatively impacted by high levels of construction loans. The banking segment had a small initial weight of approximately 3 points and reduced the 2008 portfolio return by approximately 2.5 percentage points.

Individual companies that were significant negative contributors to 2008 returns in addition to Oil & Gas Producers and Banks & Thrifts were: Arbitron, Inc. (radio ratings), Orient-Express Hotels, Ltd. (upscale hotels world-wide) and Saks, Inc. (upscale department stores). These three holdings were directly impacted by the decline in consumer purchasing activity. Another disappointing stock market performer was Precision Castparts Corp. (manufacturer of complex metal components) whose share price declined over 55% and contributed more than a negative 6 percentage points to the Fund’s performance. The company’s earnings actually improved during the year despite the Boeing strike and Boeing’s two year delay in launching its new 787 aircraft.
___________________________

i
References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments and the Fund may not necessarily hold these securities or investments today.

Representation of Portfolio Holdings
December 31, 2008 (Unaudited)

The illustration below provides the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Industrial Services	20.0
Industrial Specialty Products	15.3
Insurance	10.4
Consumer Products & Services	10.0
Business Products & Services	8.9
Health Care Products & Services	8.2
Oil & Gas Producers	5.1
Publishing	3.3
Capital Goods	2.2
Security Products & Services	1.0
Other Holdings	6.2
Cash & Cash Equivalents	9.4
Total	100.0

Westport Select Cap Fund (WPSRX) – Portfolio Summary
Average Annual Total Returns[i] – December 31, 2008

Fund or Index	OneYear	FiveYears	TenYears	Since Inceptionii
Westport Select Cap Fund – Class Ri	-32.65%	-0.69%	6.62%	7.39%
Russell 2000® Index	-33.79%	-0.93%	3.02%	2.50%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain current performance information year-to-date the following business day and last month-end, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only.  Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a share holder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 22.

ii	The Class R shares of the Westport Select Cap Fund commenced operations on December 31, 1997.

WESTPORT FUND
PORTFOLIO SUMMARY
December 31, 2008

Portfolio Comments

Declines in financial markets and the economic contraction dominated 2008 results for the Westport Fund and its benchmark the Russell Midcap® Index. While both the Westport Fund and its benchmark recorded substantial negative returns last year, the Westport Fund’s loss was eleven percentage points less than its benchmark’s, helped by a substantial cash position that grew to over 20% by the end of 2008. Losses in the benchmark were broad-based last year with all twelve industry segments recording negative returns and eleven of the twelve recording negative returns greater than 30%.

The best performing industry group in the Westport Fund was Financial Services, which included Banks & Thrifts and Insurance Brokers, with a negative return slightly more than 3% for the year, a portfolio weighting of 10% and a negative contribution of less than 0.3 percentage points to the Fund’s 2008 performance. The benchmark’s Financial Services segment had a negative return greater than 41%, a weighting of 16% and contributed a negative return slightly above 7 percentage points. In addition to a good relative performance by Brown & Brown, Inc.i (insurance broker), returns from Cullen/Frost Bankers, Inc. (regional bank), and WSFS Financial Corp. (regional bank) were approximately break-even for the Fund for the year.

The best performing portfolio holding for the Westport Fund was Genentech, Inc. (biotechnology based drugs). Roche Holding AG, the majority owner, offered to purchase the minority owned shares. Negotiations for the purchase of these Genentech shares were continuing at year-end. The worst performing industry segment in the Westport Fund was Oil & Gas Producers which had been the best performing through mid-year 2008. This segment represented 11% of the portfolio at year-end and lost more than 60% during the year, contributing over a negative thirteen percentage points to the Fund’s 2008 return. High oil prices at mid-year supported conservation which combined with the gathering indicators of recession to cause a precipitous drop in the price of oil into year-end. In contrast, energy in the benchmark had a weighting of 6.5 percent and contributed a negative five percentage points to the 2008 return. Individual energy companies along with engineering and construction firm Chicago Bridge and Iron Company (CBI) were among the worst performers for 2008. Many of CBI’s projects are energy related. This end market exposure plus cost overruns on two UK LNG regasification facilities caused a stock price decline greater than 50%.
___________________________

i
References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments and the Fund may not necessarily hold these securities or investments today.

Representation of Portfolio Holdings
December 31, 2008 (Unaudited)

The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Business Products & Services	12.7
Oil & Gas Producers	11.4
Industrial Specialty Products	11.1
Chemicals	7.8
Health Care Products & Services	6.4
Medical Products & Services	6.2
Banks & Thrifts	5.7
Consumer Products & Services	4.7
Insurance	4.2
Transportation	2.5
Other Holdings	6.5
Cash & Cash Equivalents	20.8
Total	100.0

Westport Fund (WPFRX) – Portfolio Summary
Average Annual Total Returns[i] – December 31, 2008

Fund or Index	OneYear	FiveYears[i]	TenYears[i]	Since Inceptioni,ii
Westport Fund – Class Ri	-30.28%	3.21%	7.60%	8.01%
Russell Midcap® Index	-41.46%	-0.71%	3.18%	3.79%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain current performance information year-to-date the following business day and last month-end, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only and reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would be lower. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 24.

ii	The Class R shares of the Westport Fund commenced operations on December 31, 1997.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS
December 31, 2008

COMMON STOCKS — 90.4%	Shares	Market Value
Aircraft Maintenance & Services — 0.8%
AAR Corp.(a)	291,522	$5,366,920

Banks & Thrifts — 0.8%
Sterling Financial Corp.	275,000	2,420,000
The South Financial Group, Inc.	660,700	2,854,224
		5,274,224
Broadcasting/Cable TV/Advertising — 0.3%
Cox Radio, Inc. - Class A(a)	308,978	1,856,958

Business Products & Services — 8.9%
Arbitron, Inc.	677,753	9,000,560
CACI International, Inc. (a)	185,900	8,382,231
IMS Health, Inc.	539,598	8,180,306
Perot Systems Corp. - Class A(a)	925,000	12,644,750
Synopsys, Inc. (a)	1,063,892	19,703,280
		57,911,127
Capital Goods — 2.2%
Baldor Electric Company	804,002	14,351,436

Communications Equipment & Services — 0.9%
General Communication, Inc. - Class A(a)	739,450	5,982,150

Consumer Products & Services — 10.0%
Big Lots, Inc. (a)	1,313,056	19,026,181
Darden Restaurants, Inc.	734,200	20,689,756
Del Monte Foods Company	2,235,154	15,959,000
Orient Express Hotels Ltd. - Class A	579,100	4,435,906
Ruby Tuesday, Inc. (a)	553,000	862,680
Saks, Inc. (a)	912,600	3,997,188
		64,970,711
Engineering & Consulting — 0.9%
KBR, Inc.	375,586	5,708,907

Health Care Products & Services — 8.2%
CVS/Caremark Corp.	560,000	16,094,400
Universal Health Services, Inc. - Class B	985,200	37,013,964
		53,108,364
Industrial Services — 20.0%
DeVry, Inc.	1,275,000	73,197,750
ITT Educational Services, Inc. (a)	596,000	56,608,080
		129,805,830

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008

COMMON STOCKS — 90.4% (Continued)	Shares	Market Value
Industrial Specialty Products — 15.3%
Charles River Laboratories International, Inc. (a)	701,300	$18,374,060
EMS Technologies, Inc. (a)	252,613	6,535,098
Fairchild Semiconductor Corp. (a)	350,000	1,711,500
Precision Castparts Corp.	642,500	38,215,900
QLogic Corp. (a)	678,209	9,115,129
Rogers Corp. (a)	164,800	4,576,496
Thermo Fisher Scientific, Inc. (a)	601,000	20,476,070
		99,004,253
Insurance — 10.4%
Arthur J. Gallagher & Company	673,817	17,458,598
Brown & Brown, Inc.	778,614	16,273,033
Willis Group Holdings Ltd.	1,355,900	33,734,792
		67,466,423
Medical Products & Services — 0.4%
Kinetic Concepts, Inc. (a)	130,000	2,493,400

Oil & Gas Producers — 5.1%
Energy Partners Ltd. (a)	744,637	1,005,260
Forest Oil Corp. (a)	605,558	9,985,651
Plains Exploration & Production Company(a)	800,003	18,592,070
Stone Energy Corp. (a)	299,000	3,294,980
		32,877,961
Publishing — 3.3%
John Wiley & Sons, Inc.	590,330	21,003,941

Security Products & Services — 1.0%
Checkpoint Systems, Inc. (a)	686,600	6,756,144

Other — 1.9%		12,130,194

TOTAL COMMON STOCKS
(Cost $502,289,676)		$586,068,943

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008

CONVERTIBLE PREFERRED STOCKS — 0.2%	Shares	Market Value
The South Financial Group, Inc.*	1,922	$1,239,075
The South Financial Group, Inc.*	578	372,625

TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $2,500,000)		$1,611,700

		Market
MONEY MARKETS — 1.8%	Shares	Value
Federated U.S. Treasury Cash Reserve Fund	11,369,973	$11,369,973

TOTAL MONEY MARKETS
(Cost $11,369,973)		$11,369,973

U.S. GOVERNMENT TREASURY OBLIGATIONS — 7.7%	Par Value	Market Value
U.S. Treasury Bill, 1.030%, 1/22/09	$10,000,000	$9,993,992
U.S. Treasury Bill, 1.945%, 2/5/09	20,000,000	19,963,056
U.S. Treasury Bill, 2.012%, 2/5/09	20,000,000	19,961,792

TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS
(Cost $49,918,840)		$49,918,840

TOTAL INVESTMENT SECURITIES — 100.1%
(Cost $566,078,489)		648,969,456

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1)%		(771,193)

NET ASSETS — 100.0%		$648,198,263

(a)	Non-income producing security.

*	Denotes an inactively traded security. These securities amounted to 0.2% of net assets as of December 31, 2008.

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS
December 31, 2008

COMMON STOCKS — 79.2%	Shares	Market Value
Banks & Thrifts — 5.7%
Cullen/Frost Bankers, Inc.	30,000	$1,520,400
State Street Corp.	57,500	2,261,475
SunTrust Banks, Inc.	10,000	295,400
WSFS Financial Corp.	44,546	2,137,762
		6,215,037
Broadcasting/Cable TV/Advertising — 0.9%
Cox Radio, Inc. - Class A(a)	94,000	564,940
Interpublic Group of Companies, Inc.(a)	100,000	396,000
		960,940
Business Products & Services — 12.7%
CA, Inc.	175,000	3,242,750
CACI International, Inc.(a)	35,000	1,578,150
Diebold, Inc.	58,500	1,643,265
Parametric Technology Corp.(a)	100,000	1,265,000
Synopsys, Inc.(a)	287,600	5,326,352
Teradata Corp.(a)	54,200	803,786
		13,859,303
Capital Goods — 1.6%
Baldor Electric Company	100,000	1,785,000

Chemicals — 7.8%
Air Products and Chemicals, Inc.	30,000	1,508,100
FMC Corp.	72,500	3,242,925
Praxair, Inc.	62,500	3,710,000
		8,461,025
Consumer Products & Services — 4.7%
American Eagle Outfitters, Inc.	40,000	374,400
Del Monte Foods Company	225,000	1,606,500
Dr. Pepper Snapple Group, Inc.(a)	195,000	3,168,750
		5,149,650
Engineering & Consulting — 1.2%
Chicago Bridge & Iron Company N.V.	130,000	1,306,500

Health Care Products & Services — 6.4%
CVS/Caremark Corp.	100,090	2,876,587
Laboratory Corporation of America Holdings(a)	52,500	3,381,525
Universal Health Services, Inc. - Class B	20,000	751,400
		7,009,512

THE WESTPORT FUNDS WESTPORT FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2008

COMMON STOCKS — 79.2% (Continued)	Shares	Market Value
Industrial Specialty Products — 11.1%
Amphenol Corp.	120,000	$2,877,600
FEI Company(a)	12,000	226,320
International Rectifier Corp.(a)	67,500	911,250
Pall Corp.	87,500	2,487,625
Precision Castparts Corp.	77,500	4,609,700
Texas Instruments, Inc.	65,064	1,009,793
		12,122,288
Insurance — 4.2%
Brown & Brown, Inc.	98,547	2,059,632
Willis Group Holdings Ltd.	102,500	2,550,200
		4,609,832
Medical Products & Services — 6.2%
Abbott Laboratories	55,000	2,935,350
Genentech, Inc.(a)	40,000	3,316,400
Kinetic Concepts, Inc.(a)	25,000	479,500
		6,731,250
Oil & Gas Producers — 11.4%
Anadarko Petroleum Corp.	82,500	3,180,375
EOG Resources, Inc.	80,000	5,326,400
Forest Oil Corp.(a)	97,500	1,607,775
Plains Exploration & Production Company(a)	90,447	2,101,988
Stone Energy Corp.(a)	20,000	220,400
		12,436,938
Oil & Gas Services — 0.7%
Helmerich & Payne, Inc.	31,060	706,615
Transportation — 2.5%
FedEx Corp.	42,500	2,726,375

Other — 2.1%		2,233,740

TOTAL COMMON STOCKS
(Cost $107,993,685)		$86,314,005

THE WESTPORT FUNDS
WESTPORT FUND
PORTFOLIO OF INVESTMENTS(Continued)
December 31, 2008

MONEY MARKETS — 16.4%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	17,933,945	$17,933,945

TOTAL MONEY MARKETS
(Cost $17,933,945)		$17,933,945

U.S. GOVERNMENT TREASURY OBLIGATIONS – 7.8%	Par Value	Market Value
U.S. Treasury Bill, 1.030%, 1/22/09	$500,000	$499,700
U.S. Treasury Bill, 1.945%, 2/5/09	5,000,000	4,990,764
U.S. Treasury Bill, 2.012%, 2/5/09	3,000,000	2,994,269

TOTAL U.S. GOVERNMENT TREASURY OBLIGATIONS
(Cost $8,484,733)		$8,484,733

TOTAL INVESTMENT SECURITIES — 103.4%
(Cost $134,412,363)		$112,732,683

LIABILITIES IN EXCESS OF OTHER ASSETS — (3.4)%		(3,714,112)

NET ASSETS — 100.0%		$109,018,571

(a)	Non-income producing security.

THE WESTPORT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2008

	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$566,078,489	$134,412,363
At market value (Note 2)	$648,969,456	$112,732,683
Dividends and interest receivable	974,975	89,560
Receivable for capital shares sold	1,098,226	786,256
Receivable for securities sold	—	23,744
Other assets	15,411	7,899
TOTALASSETS	651,058,068	113,640,142

LIABILITIES
Payable for capital shares redeemed	1,871,169	59,165
Payable for securities purchased	—	4,372,599
Payable to Adviser (Note 4)	529,888	74,728
Other accrued expenses and liabilities	458,748	115,079
TOTAL LIABILITIES	2,859,805	4,621,571

NET ASSETS	$648,198,263	$109,018,571
Net assets consist of:
Paid-in capital	$571,020,135	$130,708,815
Accumulated net realized gain (loss) from security transactions	(5,712,839)	(10,564)
Net unrealized appreciation (depreciation) on investments	82,890,967	(21,679,680)
Net assets	$648,198,263	$109,018,571

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$301,444,479	$92,582,935
Shares of beneficial interest outstanding (unlimited number
of shares authorized, no par value) (Note 5)	19,196,778	6,311,486
Net asset value, offering price and
redemption price per share (Note 2)	$15.70	$14.67

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$346,753,784	$16,435,636
Shares of beneficial interest outstanding (unlimited number
of shares authorized, no par value) (Note 5)	21,581,565	1,123,544
Net asset value, offering price and
redemption price per share (Note 2)	$16.07	$14.63

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2008

	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$5,006,640	$719,377 (1)
Interest	1,794,635	248,635
TOTAL INVESTMENT INCOME	6,801,275	968,012

EXPENSES
Investment advisory fees (Note 4)	8,817,441	849,934
Shareholder servicing fees, Class R (Note 4)	646,647	91,146
Transfer agent fees, Class R (Note 4)	547,529	88,208
Administration and accounting services fees (Note 4)	344,657	43,135
Transfer agent fees, Class I (Note 4)	165,279	3,810
Shareholder reporting costs	139,238	17,918
Professional fees	118,381	79,918
Insurance expense	44,103	7,783
Compliance fees and expenses	39,227	15,207
Registration fees, Class R	38,332	28,794
Trustees' fees and expenses	32,000	32,000
Registration fees, Class I	30,370	18,841
Custodian fees	28,471	4,274
Other expenses	33,088	3,226
TOTAL EXPENSES	11,024,763	1,284,194

NET INVESTMENT (LOSS)	(4,223,488)	(316,182)

REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions	(5,650,699)	342,569
Net change in unrealized appreciation/
depreciation on investments	(321,565,847)	(41,466,056)

NET REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS	(327,216,546)	(41,123,487)

NET DECREASE IN NETASSETS
FROM OPERATIONS	$(331,440,034)	$(41,439,669)

(1)	Net of foreign taxes withheld of $1,098.

See accompanying notes to financial statements.

THE WESTPORT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
FROM OPERATIONS:
Net investment income (loss)	$(4,223,488)	$5,483,418	$(316,182)	$114,227
Net realized gains (losses)
from security transactions	(5,650,699)	98,951,342	342,569	1,879,027
Net realized gains from redemption in-kind	—	34,768,303	—	—
Net change in unrealized appreciation/
depreciation on investments	(321,565,847)	(71,438,778)	(41,466,056)	4,718,423
Net increase (decrease) in
net assets from operations	(331,440,034)	67,764,285	(41,439,669)	6,711,677

DISTRIBUTIONS TO SHAREHOLDERS:
From investment income, Class R	—	(2,381,074)	(6,929)	(73,452)
From investment income, Class I	—	(3,094,200)	(1,246)	(32,603)
From realized gains, Class R	—	(46,603,875)	(290,427)	(1,345,721)
From realized gains, Class I	—	(52,347,505)	(52,208)	(533,306)
Decrease in net assets from
distributions to shareholders	—	(104,426,654)	(350,810)	(1,985,082)

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	187,815,052	107,137,503	134,033,433	9,537,727
Reinvested Dividends	—	48,624,689	288,295	1,372,811
Payments for shares redeemed	(176,519,674)	(129,593,442)	(47,090,288)	(7,250,220)
Net increase in net assets from Class R
share transactions	11,295,378	26,168,750	87,231,440	3,660,318

CLASS I
Proceeds from shares sold	142,059,319	65,442,385	5,409,482	1,158,867
Reinvested Dividends	—	43,766,242	42,077	565,910
Payments for shares redeemed	(124,244,383)	(167,551,424)	(433,582)	(1,200)
Net increase (decrease) in net assets
from Class I share transactions	17,814,936	(58,342,797)	5,017,977	1,723,577
Net increase (decrease) in net assets
from capital share transactions	29,110,314	(32,174,047)	92,249,417	5,383,895

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(302,329,720)	(68,836,416)	50,458,938	10,110,490

NET ASSETS:
Beginning of year	950,527,983	1,019,364,399	58,559,633	48,449,143
End of year	$648,198,263	$950,527,983	$109,018,571	$58,559,633

ACCUMULATED NET
INVESTMENT INCOME	$0	$8,106	$0	$8,172

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS

 Per Share Data for a Share Outstanding Throughout Each Year

	Class R
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
Net asset value at beginning of year	$23.31	$24.56	$24.16	$24.06	$21.79
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	0.11	0.01	(0.18)	(0.16)
Net realized and unrealized gains (losses)
on investments	(7.48)	1.47	3.00	2.27	2.43
Total from investment operations	(7.61)	1.58	3.01	2.09	2.27
Less distributions:
From net investment income	—	(0.14)	(0.01)	—	—
From net realized gains	—	(2.69)	(2.59)	(1.99)	—
From return of capital	—	—	(0.01)	—	—
Total distributions	—	(2.83)	(2.61)	(1.99)	—
Net asset value at end of year	$15.70	$23.31	$24.56	$24.16	$24.06
Total Return	(32.65%)	6.38%	12.41%	8.63%	10.42%
Net assets at end of year (000's)	$301,444	$444,327	$439,959	$440,811	$466,753
Ratio of net expenses to average net assets	1.37%	1.33%	1.32%	1.31%	1.35%
Ratio of net investment income (loss)
to average net assets	(0.60%)	0.41%	0.02%	(0.74%)	(0.70%)
Portfolio turnover rate	4%	6%	7%	2%	9%

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT SELECT CAP FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Class I
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
Net asset value at beginning of year	$23.80	$24.97	$24.52	$24.34	$21.99
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	0.18	0.04	(0.12)	(0.12)
Net realized and unrealized gains (losses)
on investments	(7.65)	1.50	3.07	2.29	2.47
Total from investment operations	(7.73)	1.68	3.11	2.17	2.35
Less distributions:
From net investment income	—	(0.16)	(0.04)	—	—
From net realized gains	—	(2.69)	(2.59)	(1.99)	—
From return of capital	—	—	(0.03)	—	—
Total distributions	—	(2.85)	(2.66)	(1.99)	—
Net asset value at end of year	$16.07	$23.80	$24.97	$24.52	$24.34
Total Return	(32.48%)	6.68%	12.69%	8.86%	10.69%
Net assets at end of year (000's)	$346,754	$506,201	$579,405	$808,546	$883,635
Ratio of net expenses to average net assets	1.15%	1.11%	1.09%	1.09%	1.09%
Ratio of net investment income (loss)
to average net assets	(0.38%)	0.62%	0.13%	(0.49%)	(0.44%)
Portfolio turnover rate	4%	6%	7%	2%	9%

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Class R
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
Net asset value at beginning of year	$21.11	$19.21	$18.87	$18.05	$15.64
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.04	(0.16)	(0.13)	(0.14)
Net realized and unrealized gains (losses)
on investments	(6.35)	2.60	2.67	2.23	2.78
Total from investment operations	(6.39)	2.64	2.51	2.10	2.64
Less distributions:
From net investment income	—	(0.04)	—	—	—
From net realized gains	(0.05)	(0.70)	(2.17)	(1.28)	(0.23)
Total distributions	(0.05)	(0.74)	(2.17)	(1.28)	(0.23)
Net asset value at end of year	$14.67	$21.11	$19.21	$18.87	$18.05
Total Return	(30.28%)	13.71%	13.27%	11.62%	16.85%
Net assets at end of year (000's)	$92,583	$41,975	$34,879	$51,843	$26,827
Ratio of net expenses to average net assets	1.37%	1.49%	1.49%	1.45%	1.50%
Ratio of gross expenses to average net assets(A)	1.37%	1.49%	1.49%	1.45%	1.83%
Ratio of net investment income
(loss) to average net assets	(0.35%)	0.21%	(0.67%)	(0.63%)	(0.82%)
Portfolio turnover rate	3%	9%	1%	45%	30%

(A)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
WESTPORT FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Class I
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2005	For the Year Ended December 31, 2004
Net asset value at beginning of year	$21.03	$19.14	$18.80	$17.98	$15.59
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	0.04	(0.10)	(0.13)	(0.10)
Net realized and unrealized gains (losses)
on investments	(6.31)	2.59	2.61	2.23	2.72
Total from investment operations	(6.35)	2.63	2.51	2.10	2.62
Less distributions:
From net investment income	—	(0.04)	—	—	—
From net realized gains	(0.05)	(0.70)	(2.17)	(1.28)	(0.23)
Total distributions	(0.05)	(0.74)	(2.17)	(1.28)	(0.23)
Net asset value at end of year	$14.63	$21.03	$19.14	$18.80	$17.98
Total Return	(30.20%)	13.73%	13.32%	11.67%	16.78%
Net assets at end of year (000's)	$16,436	$16,585	$13,570	$9,938	$9,862
Ratio of net expenses to average net assets	1.29%	1.48%	1.45%	1.47%	1.50%
Ratio of gross expenses to average net assets(A)	1.29%	1.48%	1.45%	1.47%	2.00%
Ratio of net investment income (loss)
to average net assets	(0.28%)	0.22%	(0.62%)	(0.71%)	(0.80%)
Portfolio turnover rate	3%	9%	1%	45%	30%

(A)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursement by the Adviser (Note 4).

See accompanying notes to financial statements.

THE WESTPORT FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 2008

1.  Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, no-load, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate series: the Westport Fund and the Westport Select Cap Fund (the “Funds”). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has market capitalization of $2 billion or less at the time of the Fund’s initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, Westport Advisers, LLC (the “Adviser”) may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company’s market capitalization does not exceed $6 billion, the Fund may add to an existing position in that company’s securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2.  Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Money market instruments and other debt securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States (GAAP) resulting from the application of SFAS No. 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. The Funds commenced complying with SFAS No. 157 in fiscal year 2008. SFAS No. 157 establishes a hierarchy that prioritizes the various inputs used in determining the value of a Fund’s investments. The three broad levels of the hierarchy are described below:

•
Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ net assets as of December 31, 2008:

Westport Select Cap Fund
Valuation Inputs	Investment in Securities		Other Financial Instruments*
Level 1 – Quoted Prices	$597,438,916
Level 2 – Other Significant Observable Inputs	49,918,840	#
Level 3 – Significant Unobservable Inputs	1,611,700	^
Total	$648,969,456

Westport Fund
Valuation Inputs	Investment in Securities		Other Financial Instruments*
Level 1 – Quoted Prices	$104,247,950
Level 2 – Other Significant Observable Inputs	8,484,733	#
Level 3 – Significant Unobservable Inputs	0
Total	$112,732,683

*
Other financial instruments are derivatives instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the investment.

#	Level 2 securities include U.S Treasury Bills valued at amortized cost.

^	The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Balance as of January 1, 2008	$0
Realized gain	0
Net purchases of investments	2,500,000
Net change in unrealized depreciation	(888,300)
Balance as of December 31, 2008	$1,611,700

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). The provisions are effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Funds’ financial statement disclosures, if any, is currently being assessed.

Share valuation – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

Allocations – Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Investment income and distributions to shareholders – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions – Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Other income represents an adjustment to expenses that were previously overestimated.

Federal income tax – It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 became effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has evaluated the known implications of FIN 48 on its computation of net assets for the Funds. As a result of this evaluation, management believes that FIN 48 does not have any effect on the Fund’s financial statements. However, management’s conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Each Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The tax character of distributions paid for the years ended December 31, 2008 and December 31, 2007 is as follows:

	Westport Select Cap Fund		Westport Fund
	For theYear Ended Dec. 31, 2008	For theYear Ended Dec. 31, 2007	For theYear Ended Dec. 31, 2008	For theYear Ended Dec. 31, 2007
From ordinary income	$—	$5,482,469	$8,175	$106,055
From long-term capital gains	—	98,944,185	342,635	1,879,027
	$—	$104,426,654	$350,810	$1,985,082

As of December 31, 2008, the Westport Select Cap Fund had a capital loss carryforward of $904,831 which will expire in the year 2016. To the extent that a Fund realizes future net capital gains, those gains will be offset by its unused capital loss carryforward.

As of December 31, 2008, the Westport Select Cap Fund had $4,745,868 of post-October losses, which were deferred until January 1,2009 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The following information is computed on a tax basis for each item for the year ended December 31, 2008:

	Westport Select Cap Fund	Westport Fund
Gross unrealized appreciation	$201,005,389	$9,720,455
Gross unrealized depreciation	(118,176,562)	(31,410,699)
Net unrealized appreciation	$82,828,827	$(21,690,244)
Undistributed ordinary income	—	—
Accumulated Capital and Other Losses	(5,650,699)	—
Total accumulated earnings	$77,178,128	$(21,690,244)
Federal income tax cost	$566,650,266	$133,396,106

The difference between the federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP.

Reclassification of capital accounts – The following reclassifications made by the Funds during the tax year ended December 31, 2008, are primarily the result of differences in the tax treatment of net investment losses.

	Accumulated Net Investment Loss	Paid-in Capital	Net Realized Gains (Losses) Accumulated
Westport Select Cap Fund	$4,215,382	$(4,215,382)	$—
Westport Fund	$316,185	$(316,251)	$66

The above reclassifications have no effect on the Funds’ net assets or net asset value per share.

3.  Investment Transactions

For the year ended December 31, 2008, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $68,819,103 and $32,989,561, respectively, for the Westport Select Cap Fund, and $75,024,338 and $2,421,270, respectively, for the Westport Fund.

4.  Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of the Adviser.

INVESTMENT ADVISORY AGREEMENT

The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”). The Adviser has agreed to maintain these expense limitations with regard to each class of each Fund through December 31, 2009. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser in 2008.

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT

Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) services include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the SEC related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, UMBFS is entitled to receive an annual asset-based fee, computed daily and payable monthly based on the Funds’ combined monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. UMBFS is also paid a fixed fee of $38,000 per year for UMBFS’ services and reimburses UMBFS for certain of its out-of-pocket expenses.

TRANSFER AGENCY AGREEMENT

Under the terms of a Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the year ended December 31, 2008, shareholder servicing fees of $646,647 and $91,146 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

In addition, the Trust receives certain transfer agency services for Class R shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees. For the year ended December 31, 2008, transfer agent servicing fees of $481,201 and $71,910 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

Under a transfer agent servicing agreement adopted by the Trust with respect to Class I shares of the Westport Select Cap Fund, pursuant to which the Trust receives certain services not otherwise provided by the Funds’ transfer agent, transfer agent servicing fees of $88,679 and $170 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund and the Westport Fund, respectively, for the year ended December 31, 2008.

DISTRIBUTION AGREEMENT

The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC. (“UMB Distribution”). Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares. UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS. The Adviser makes certain payments to UMB Distribution out of the Adviser’s resources in recognition of certain distribution-related services provided and licensing and other costs assumed by the Distributor in connection with serving as Distributor to the Funds.

COMPLIANCE SERVICES

Under the terms of the Compliance Services Agreement between the Trust and IFS Financial Services, Inc., (“IFS”), IFS provides the Chief Compliance Officer (CCO) to the Funds. The CCO reports directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and its service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

5.  Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statement of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
CLASS R
Shares sold	9,477,651	3,970,193	6,974,815	454,063
Shares reinvested	—	2,077,090	19,965	64,512
Shares redeemed	(9,339,387)	(4,899,047)	(2,671,380)	(345,993)
Net increase (decrease) in shares outstanding	138,264	1,148,236	4,323,400	172,582
Shares outstanding, beginning of year	19,058,514	17,910,278	1,988,086	1,815,504
Shares outstanding, end of year	19,196,778	19,058,514	6,311,486	1,988,086

CLASS I
Shares sold	6,856,912	2,382,373	363,082	52,983
Shares reinvested	—	1,831,224	2,924	26,694
Shares redeemed	(6,543,520)	(6,146,570)	(31,038)	(56)
Net increase (decrease) in shares outstanding	313,392	(1,932,973)	334,968	79,621
Shares outstanding, beginning of year	21,268,173	23,201,146	788,576	708,955
Shares outstanding, end of year	21,581,565	21,268,173	1,123,544	788,576

6.  Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
Westport Fund
Westport, Connecticut

We have audited the accompanying statements of assets and liabilities of The Westport Funds (the “Trust”), comprising respectively, the Westport Select Cap Fund and the Westport Fund, including the portfolios of investments as of December 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on those financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Westport Select Fund and Westport Fund as of December 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
February 25, 2009

THE WESTPORT FUNDS
OTHER ITEMS
December 31, 2008 (Unaudited)

Dividends Received Deduction

For corporate shareholders, 100% of the Westport Fund’s ordinary dividends paid during the year ended December 31, 2008 qualify for the corporate dividends received deduction.

Qualified Dividend Income

During the year ended December 31, 2008, 100% of the Westport Fund’s ordinary dividends qualify as qualified dividend income.

Distributions

For the fiscal year ended December 31, 2008, the Westport Fund designated long-term capital gains distributions pursuant to Section 852(b)(3) of the Internal Revenue Code of $342,635.

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter. Interested investors may request a copy of that information, without charge, by calling toll-free 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the Securities and Exchange Commission (“Commission”) as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the Commission’s website at http://www.sec.gov; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2008 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the Commission’s website at http://www.sec.gov.

Considerations in Approving the Renewal of the Investment Advisory Agreement.

On August 7, 2008, the Board of Trustees, including the trustees who are not parties to the Investment Advisory Agreement between the Trust, on behalf of each Fund, and the Funds’ investment adviser (“Advisory Agreement”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any such party (“Independent Trustees”), considered and approved the renewal of the Advisory Agreement with Westport

Advisers, LLC, the investment adviser to the Funds (the “Adviser”), for an additional term of twelve months. Prior to this meeting, the Trustees reviewed materials prepared by the Adviser in response to a letter submitted by counsel to the Board of Trustees requesting that the Adviser provide certain specified information in order for the Trustees to consider the terms of the Advisory Agreement.

At the meeting, the Trustees had the opportunity to meet with representatives of the Adviser and discuss the materials previously provided in response to the request letter. In executive session, the Independent Trustees further reviewed the Advisory Agreement and the materials provided by the Adviser in advance of the meeting. In particular, the Independent Trustees discussed the nature, extent and quality of the advisory services to be provided to the Funds by the Adviser, the investment performance of the Funds and the Adviser, the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds, the extent to which economies of scale would be realized as the Funds grow, whether fee levels reflect these economies of scale for the benefit of Fund shareholders, and various other matters included within the materials provided by the Adviser. In approving the renewal of the Advisory Agreement, the Independent Trustees, along with the entire Board of Trustees, concluded the following:

Nature, Quality and Extent of Services Provided by the Adviser. The Trustees were satisfied with the nature, quality and extent of the services provided by the Adviser. In reaching this conclusion, the Trustees considered the fact that the Adviser furnishes a continuous investment program for the Funds, makes day-to-day investment decisions for the Funds and manages the Funds’ investments in accordance with each Fund’s investment policies and restrictions as stated in the Funds’ prospectus. Under the Advisory Agreement, the Adviser also provides investment research and advice to the Funds, determines the securities to be purchased and sold in accordance with the investment objective and policies of each Fund, and selects brokers and dealers to execute portfolio transactions. The Trustees noted that the Adviser also maintains and coordinates the non-investment services needed to keep the Funds functioning, subject to the direction of the Board.

The Trustees considered the Adviser’s comparison of commission rates and trade allocations among the Funds and clients of Westport Asset Management, Inc. (“WAMI”), an investment adviser affiliated with the Adviser, and considered the Adviser’s procedures designed to ensure that transactions are allocated fairly and best execution is sought.

The Trustees also discussed the Adviser’s and the Trust’s compliance culture and ethics and corresponding costs to the Trust.

Performance. The Trustees received and considered comparative performance information prepared by Lipper, Inc. (“Lipper”). The Lipper materials compared, among other things, the performance of the Funds to the performance of representative groups of registered funds selected by Lipper, including a performance group and a broader performance universe (“Performance Peer Groups”), and appropriate indices. Upon reviewing the comparative performance information, the Trustees determined that each Fund’s performance was considerably above that of its peers since its inception. With respect to the Westport Fund, performance was significantly above the median performance of its respective Performance Peer Groups for the year-to-date, 1-year, 3-year and 5-year periods, as well as since inception. Performance for Class I shares of the Westport Select Cap Fund exceeded the median performance of its respective Performance Peer Groups for the year-to-date, 1-year, 3-year and 5-year periods, as well as since inception. Performance for the Westport Select Cap Fund’s Class R shares exceeded the median performance of its respective Performance Peer Groups for the year-to-date, 1-year, and 3-year periods, as well as since inception. Performance for the Class R shares exceeded the median performance for the 5-year period of the performance universe, but was below the median performance of the performance group for the same period. The Board considered that each share class of each Fund outperformed its benchmark index for the year-to-date, 1-year, 3-year and 5-year periods, as well as since inception. Overall, the Trustees determined that the Funds’ performance for the various periods since inception was more than satisfactory.

The Trustees also reviewed the Funds’ performance for various periods through June 30, 2008 and noted that both short-term and long-term performance has been satisfactory on a relative and objective basis. The Trustees noted that over the course of the year they had the opportunity to discuss the Funds’ performance extensively with the portfolio managers and they were satisfied with the way the portfolios were being run.

Costs and Profitability. Comparative data provided to the Trustees also included information pertaining to costs and profitability. The Trustees specifically noted that the Lipper materials provided to the Board indicated that the Westport Fund had higher overall costs compared with the Expense Group Average and the Expense Universe Average. With respect to the Westport Select Cap Fund Class R and Class I shares, the Trustees noted that the overall costs associated with the Fund’s Class R and Class I shares were higher than those of the Expense Group Average, but lower than the overall costs of the Expense Universe Average. With respect to management fees, it was noted that the management fees associated with the Westport Fund and the Westport Select Cap Fund’s Class R and Class I shares were greater than those of the respective Expense Group Average and the Expense Universe Average.

The Trustees determined that the services provided by the Adviser and the fees paid by the Funds to the Adviser are reasonable in light of the services provided by the Adviser and the performance the Adviser has been able to produce for the Funds and, although higher in some instances than the average, the Funds’ fees are generally consistent with fees and expenses paid by other comparable funds. The Trustees discussed the Adviser’s profitability and the fact that Messrs. Nicklin and Knuth are the owners of the Adviser as well as the Funds’ portfolio managers and that Messrs. Nicklin and Knuth do not receive a salary for their services as portfolio managers. The Trustees also considered the services provided by the Adviser and the performance the Adviser has been able to produce for the Funds. Based on its evaluation, the Board concluded that each Fund’s advisory fee was fair and reasonable, especially in light of the quality of the services the Adviser has provided in managing the Funds. In comparing the level of services provided to the Funds to the level of services required by institutional clients, the Trustees noted that the level of services required by the Funds was significantly higher than the level of services required by institutional clients. The Trustees further found that the Adviser’s profitability was justified given the Funds’ positive performance record over time, noting that performance for the various periods since inception was generally above respective benchmarks. The Trustees affirmed that they would continue to monitor performance.

Economies of Scale. The Trustees considered whether a breakpoint in the advisory fee for either Fund should be requested, and determined that a breakpoint was not warranted at this time. The Trustees discussed and concluded that any potential economies of scale were being shared between the Funds and the Adviser in an appropriate manner.

As part of the process of renewing the Advisory Agreement, the Board received detailed materials from the Adviser. The Board also regularly reviews and assesses the quality of the services the Funds receive throughout the year. After considering the above-described factors and based on the deliberations and its evaluation of the information provided to it, the Board found that the services provided by the Adviser and the fees paid by the Funds to the Adviser are reasonable and consistent with services rendered by and fees paid to other advisers of comparable funds. The Board also found that the Adviser’s profitability was justified and concluded that the approval of the renewal of the Advisory Agreement was in the best interest of the Funds and their shareholders. Accordingly, the Board, and the Independent Trustees voting separately, unanimously approved the renewal of the Agreement.

Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2008 through December 31, 2008).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2008” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. As a shareholder of the Westport Funds, you do not incur any transaction costs.

		Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During the Six Months Ended December 31, 2008*	Net Expense Ratio Annualized December 31, 2008	Total Return Ended Six Months December 31, 2008
Westport	Select Cap Fund
Class R	Actual	$1,000.00	$684.10	$5.98	1.41%	-31.59%
Class R	Hypothetical (5% return
	before expenses)	$1,000.00	$1,017.90	$7.17	1.41%	1.79%
Class I	Actual	$1,000.00	$685.00	$4.94	1.17%	-31.50%
Class I	Hypothetical (5% return
	before expenses)	$1,000.00	$1,019.13	$5.92	1.17%	1.91%
Westport Fund
Class R	Actual	$1,000.00	$688.10	$5.85	1.38%	-31.19%
Class R	Hypothetical (5% return
	before expenses)	$1,000.00	$1,018.07	$6.99	1.38%	1.81%
Class I	Actual	$1,000.00	$688.80	$5.20	1.23%	-31.12%
Class I	Hypothetical (5% return
	before expenses)	$1,000.00	$1,018.84	$6.22	1.23%	1.88%

*
Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by (#of days in most recent fiscal half-year divided by # of days in current fiscal year (184/366) to reflect the one-half year period.

Management of the Trust
Listed in the charts below is basic information regarding the Trustees and officers of the West-port Funds (the Trust).

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships

DISINTERESTED TRUSTEES:

Raymond J. Armstrong	Trustee,	Retired	2	none
253 Riverside Avenue	November 14, 1997 –
Westport, CT 06880	present
Age 83

Stephen E. Milman	Trustee,	Retired	2	none
253 Riverside Avenue	November 14, 1997 –
Westport, CT 06880	present
Age 71

D. Bruce Smith, II	Trustee,	Retired	2	none
253 Riverside Avenue	November 14, 1997 –
Westport, CT 06880	present
Age 70

Edward K. Mettelman	Trustee,	Retired	2	Director,
253 Riverside Avenue	January 1, 2008 –			Ganeden
Westport, CT 06880	present			Biotech, Inc.
Age 54

INTERESTED TRUSTEE*:

Edmund H. Nicklin, Jr.	Trustee,	Managing Director,	2	none
253 Riverside Avenue	November 14, 1997 –	Westport Advisers, LLC;
Westport, CT 06880	present and	Executive Vice Presi-
Age 62	President,	dent, Westport Asset
	September 18, 1997 –	Management, Inc.
present

*	All Interested Trustees are “interested persons” of the Funds as defined in the 1940 Act by virtue of their interest in the investment adviser.

Name/Address/Age	Current Position with Trust and Length of Time Served	Principal Occupation(s) During Last 5 Years	Number of Funds Overseen within Trust	Other Directorships

OFFICERS OF THE TRUST:

Andrew J. Knuth	Executive Vice	Managing Director,	n/a	n/a
253 Riverside Avenue	President,	Westport Advisers, LLC;
Westport, CT 06880	September 18, 1997	Chairman, Westport Asset
Age 70	– present	Management, Inc.

Ronald H. Oliver	Executive Vice	Managing Director,	n/a	n/a
253 Riverside Avenue	President and	Westport Advisers, LLC;
Westport, CT 06880	Secretary, September	President, Westport Asset
Age 80	18, 1997 – present	Management, Inc.; Trustee
of the Trust (December 1997
– August 2004)

Terry A. Wettergreen	Vice President,	Vice President Operations,	n/a	n/a
253 Riverside Avenue	October 7, 1999 –	Westport Advisers, LLC
Westport, CT 06880	present, and
Age 58	Treasurer March 8,
2002 – present

Russell M. Lynch	Vice President,	Vice President Marketing,	n/a	n/a
253 Riverside Avenue	October 7, 1999 –	Westport Advisers, LLC
Westport, CT 06880	present
Age 59

Joseph G. Melcher	Chief Compliance	Senior Compliance Officer,	n/a	n/a
253 Riverside Avenue	Officer,	IFS Financial Services, Inc.
Westport, CT 06880	September 24, 2004	(2003-present)
Age 35	– present

Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns from office.

The Statement of Additional Information contains additional information about the Trustees and is available without charge upon request by calling 1-888-593-7878.

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The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
203-227-3601

Board of Trustees
Raymond J. Armstrong
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
D. Bruce Smith, II

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics ("Code") that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, no amendments were made to the provisions of the Code, nor were any implicit or explicit waivers to the provisions of the Code granted.

The registrant will provide to any person, without charge, upon request, a copy of the Code, which can be obtained by writing The Westport Funds at 253 Riverside Avenue, Westport, Connecticut 06880 or calling 1-888-593-7878.

Item 3. Audit Committee Financial Expert.

After considering each audit committee member's background and experience, the Board determined that no member of the registrant's audit committee qualifies for designation as an "audit committee financial expert," as that term has been defined by the Securities and Exchange Commission because no single audit committee member possessed all five attributes, acquired in the manner specified. The Board further concluded that, although none of the registrant's audit committee members qualify for designation as an audit committee financial expert, each audit committee member, and the audit committee as a whole, has sufficient financial expertise to adequately perform its duties pursuant to the registrant's audit committee charter.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees

December 31, 2008	December 31, 2007
$30,400	$29,000

Such fees represent the aggregate fees billed for the fiscal years ended December 31, 2008 and December 31, 2007 for professional services rendered by Tait, Weller & Baker for the audit of the registrant's annual financial statements.

(b) Audit-Related Fees

December 31, 2008	December 31, 2007
$2,000	$2,000

Such fees represent the fees billed for the fiscal years ended December 31, 2008 and December 31, 2007 for services rendered by Tait, Weller & Baker in connection with its review of the unaudited semi-annual financial statements for the six months ended June 30, 2008 and June 30, 2007, respectively.

(c) Tax Fees

December 31, 2008	December 31, 2007
$5,400	$5,000

"Tax fees" shown in the table above were for services provided by Tait, Weller & Baker in relation to the preparation of excise filings and income tax returns.

(d) All Other Fees

December 31, 2008	December 31, 2007
$0	$0

The registrant was not billed any fees by Tait, Weller & Baker for products and services provided by Tait Weller & Baker, other than the services reported above in items (a) - (c), for the fiscal years ended December 31, 2008 and December 31, 2007.

(e)	Pre-Approval Policies and Procedures (1)

PRE-APPROVAL POLICIES AND PROCEDURES

as adopted by the

AUDIT COMMITTEE
Of
THE WESTPORT FUNDS ("Trust")

(Adopted December 10, 2004)

The Sarbanes-Oxley Act of 2002 ("Act")(1) and rules adopted by the Securities and Exchange Commission ("SEC") pursuant to the Act ("Rules")(2) require that the Trust's Audit Committee pre-approve all audit services (as described at Appendix A) and non-audit services provided to the Trust and/or its series (each a "Fund") by its independent accountant ("Auditor"), as well as all non-audit services provided by the Auditor to the Trust's investment adviser and to affiliates of the investment adviser that provide ongoing services to the Trust ("Service Affiliates") if the services directly impact the Trust's operations and financial reporting.

The Auditors may not provide prohibited non-audit services to the Trust or its Service Affiliates. Prohibited non-audit services are described at Appendix B.

The following policies and procedures govern the ways in which the Audit Committee will pre-approve audit and various categories of non-audit services that the Auditor provides to the Trust and to Service Affiliates. These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Trust may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations. Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.	General

1.	The Audit Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Trust.

2.
The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor's engagement to provide audit services to the Trust, if the non-audit services to the Service Affiliate directly impact the Trust's operations and financial reporting.

(1)	Pub. L. 107-204, 116 Stat. 745 (2002).

(2)	Sec. Act Rel. No. 8183 (Mar. 20, 2003).

B.	Pre-Approval of Audit Services to the Trust

1.
The Audit Committee shall approve the engagement of an auditor to certify the Trust's financial statements for each fiscal year (the "Engagement"). The approval of the Engagement shall not be delegated to a Delegate. (See Section D below.) In approving the Engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Audit Committee to make a reasonable evaluation of the scope of the proposed audit, and the Auditor's qualifications and independence. The Audit Committee also shall consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Trust will receive.

2.	The Audit Committee shall report to the Board of Trustees (the "Board") regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.
Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not interested persons of the Trust (as defined in Section 2(a)(19) of the Investment Company Act of 1940) ("Independent Trustees").

4.	To the extent required by law, the Engagement shall be submitted for ratification by shareholders at the next annual meeting of shareholders.

C.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates -by Types or Categories of Services

1.
The Audit Committee may pre-approve types of non-audit services to the Trust and its Service Affiliates pursuant to this Section C. In connection with such pre-approval, the Audit Committee may set such limits on fees and other conditions as it believes to be appropriate.

2.
The Audit Committee, after appropriate consideration of such information as it deems relevant, may pre-approve a non-audit service that is not a prohibited service (see Appendix B) if it specifically finds that the provision of such service is consistent with, and will not impair, the ongoing independence of the Auditor.

3.
Annually, at such time as the Audit Committee considers the Engagement of the Auditor, management of the Trust, in consultation with the Auditor, shall provide to the Audit Committee, for its consideration and action, the following: (a) a list of those types of non-audit services, if any, that the Trust may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Trust's operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year. A non-exclusive list of permissible non-audit services is provided at Appendix C.

4.
The lists submitted to the Audit Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees where possible and such other information as the Audit Committee may request.

5.
The Audit Committee's pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Trust to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year, subject to any conditions or limitations set by the Audit Committee.

6.
The Trust's management will distribute a list of the types of non-audit services pre-approved by the Audit Committee pursuant to this Section C to management of the Service Affiliates and the appropriate partners of the Auditor. Periodically, the Auditor will discuss with the Audit Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.	Pre-Approval of Non-Audit Services to the Trust and to Service Affiliates - Project-by-Project Basis

1.	The Audit Committee also may pre-approve non-audit services on a project by project basis pursuant to this Section D.

2.
Management of the Trust, in consultation with the Auditor, may submit either to the Audit Committee or to the Delegate, as provided in this Section D, for consideration and action, a pre-approval request identifying one or more non-audit service projects, as well as any material changes proposed in a service that has been pre-approved (including a discussion of the reason for such change). The request so submitted shall describe the project or projects in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Audit Committee or Delegate shall request.

3.
The Audit Committee, from time to time, may designate one or more of its members who are Independent Trustees (each a "Delegate") to consider, on the Audit Committee's behalf, (i) any non-audit services, whether to the Trust or to any Service Affiliate, that have not been pre-approved by the Audit Committee or (ii) any proposed material changes to the nature or costs of a non-audit service previously provided. The Delegate may also review, on the Audit Committee's behalf, any proposed material change in the nature or extent of any non-audit services previously approved. The Trust's management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.	The Delegate will review the requested non-audit services or proposed material change in such services and will either:

(a)	pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Trust or to a Service Affiliate; or

(b)	refer such matter to the full Audit Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Delegate shall take into account any restrictions placed by the Audit Committee on his or her pre-approval authority. The Delegate may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $10,000 per Fund.

5.
The Delegate's pre-approval (or pre-approval subject to conditions) of the requested non-audit service or proposed material change in service pursuant to this Section D shall constitute authorization for the management of the Trust or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved. Any action by the Delegate in approving a requested non-audit service shall be presented for ratification by the Audit Committee not later than at its next scheduled meeting. If the Delegate does not or may not (due to the estimated budget of fees exceeding $10,000 per Fund) approve the Auditor providing the requested non-audit service, the matter may be presented by the Delegate, the Trust's Treasurer or President to the full Audit Committee for its consideration and action.

E.	Amendment; Periodic Review

1.	The Audit Committee may amend these Procedures from time to time.

2.	These Procedures shall be reviewed periodically by the Audit Committee.

F.	Recordkeeping

1.	The Trust shall maintain a written record of all decisions made by the Audit Committee or by a Delegate pursuant to these Procedures, together with appropriate supporting material.

2.
In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.
A copy of these Procedures and of any amendments to these Procedures shall be maintained and preserved permanently in an easily accessible place. The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

Adopted: December 10, 2004

APPENDIX A

AUDIT SERVICES

For purposes of these Procedures, "audit services" provided to the Trust include the following activities:

1.	Annual audit of the Trust's financial statements.

2.	Limited review of agreed-upon procedures with respect to the Trust's semi-annual financial statements.

3.
Other procedures, including review of tax provisions and registered investment company qualification tests, that need to be performed by the Auditor in order to provide an opinion on the Trust's financial statements, including tests performed to evaluate the Trust's internal control systems, review of information systems and procedures.

4.	Preparation of the Auditor's report on the Trust's internal controls for financial reporting, and related procedures.

5.
Services that generally only the Auditor can provide, such as consents, comfort letters, assistance with and review of documents filed with the SEC, including any annual proxy statements, and statutory audits.

6.	Attendance at any shareholder meeting.

7.	Attendance at audit committee meetings to review audit plan and discuss results.(3)

(3)     For other purposes, the definition of "audit services" may differ.

APPENDIX B

PROHIBITED SERVICES

In considering whether to pre-approve a service, the Audit Committee should be aware that the Auditor is prohibited from providing certain services to any Investment Company Complex Entity, subject to limited exceptions noted below. Investment Company Complex Entities include:

1.	The Trust and its investment adviser;

2.
Any entity controlled by or controlling the Trust's investment adviser, and any entity under common control with the Trust's investment adviser if such entity (a) is an investment adviser, or (b) is in the business of providing administrative, custodian, underwriting, or transfer agent services to any investment company or investment adviser; and

3.
Any investment company (including entities that would be investment companies but for the exclusions provided by Section 3(c) of the Investment Company Act of 1940) advised by the Trust's investment manager or investment adviser or by an entity in paragraph 2, above.

Note:	The term "investment adviser" for this purpose does not include a sub-adviser whose role is primarily portfolio management and that is subcontracted with or overseen by another investment adviser.

The Trust's "Investment Company Complex Entities" include:

Westport Advisers, LLC

Westport Asset Management, Inc.
Riverside Associates LP - 1

The following services may not be provided by the Trust's Auditor to an Investment Company Complex Entity, except as noted:

Bookkeeping or other services related to the accounting records or financial statements of an Investment Company Complex Entity, including:

•	Maintaining or preparing the accounting records for an Investment Company Complex Entity;

•	Preparing an Investment Company Complex Entity's financial statements that are filed with the SEC, or that form the basis for such financial statements; or

•	Preparing or originating source data underlying an Investment Company Complex Entity's financial statements.

Financial information systems design and implementation, including:

•	Directly or indirectly operating, or supervising the operation of, an Investment Company Complex Entity's information system or managing an Investment Company Complex Entity's local area network.

•
Designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to an Investment Company Complex Entity's financial statements or other financial information systems taken as a whole.

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports.

Actuarial services. This category includes any actuarially-oriented advisory service involving the determination of amounts recorded in an Investment Company Complex Entity's financial statements and related accounts. This prohibition does not apply to providing assistance to an Investment Company Complex Entity in understanding the methods, models, assumptions, and inputs used in computing an amount.

Internal audit outsourcing services. This category includes any internal audit service for an Investment Company Complex Entity that has been outsourced by the Investment Company Complex Entity that relates to the Investment Company Complex Entity's internal accounting controls, financial systems, or financial statements.

Exception: The foregoing services may be provided if the Audit Committee reasonably concludes that the results of these services will not be subject to audit procedures during an audit of an Investment Company Complex Entity's financial statements.

Management functions. This category includes acting, temporarily or permanently, as a director, officer, or employee of an Investment Company Complex Entity, or performing any decision-making, supervisory, or ongoing monitoring function for an Investment Company Complex Entity.

Human resources. Services in this category are:

•	searching for or seeking out prospective candidates for managerial, executive, or director positions;

•	engaging in psychological testing, or other formal testing or evaluation programs;

•	undertaking reference checks of prospective candidates for an executive or director position;

•	acting as a negotiator on behalf of an Investment Company Complex Entity, such as determining position, status or title, compensation, fringe benefits, or other conditions of employment; or

•
recommending, or advising an Investment Company Complex Entity to hire, a specific candidate for a specific job (except that the Trust's independent accountant may, upon request by an Investment Company Complex Entity, interview candidates and advise the Investment Company Complex Entity on the candidate's competence for financial accounting, administrative, or control positions).

Broker-dealer, investment adviser, or investment banking services. Services in this category are:

•	acting as a broker-dealer (registered or unregistered), promoter, or underwriter, on behalf of an Investment Company Complex Entity;

•	making investment decisions on behalf of an Investment Company Complex Entity, or otherwise having discretionary authority over an audit client's investments;

•	executing a transaction to buy or sell an audit client's investment; or

•	having custody of assets of an Investment Company Complex Entity, such as taking temporary possession of securities purchased by an Investment Company Complex Entity.

Legal services. A prohibited legal service is any service to an Investment Company Complex Entity that, under circumstances in which the service is provided, could be provided only by someone licensed, admitted, or otherwise qualified to practice law in the jurisdiction in which the service is provided.

Expert services unrelated to the audit. This category includes providing an expert opinion or other expert service for an Investment Company Complex Entity, or an Investment Company Complex Entity's legal representative, for the purpose of advocating an Investment Company Complex Entity's interests in litigation or in a regulatory or administrative proceeding or investigation. This prohibition is not applicable to cases in which the Trust's independent accountant provides a factual account, including testimony, of work performed, or explains the positions taken or conclusions reached during the performance of any services provided by the accountant to an Investment Company Complex Entity.

APPENDIX C

NON-AUDIT SERVICES

For purposes of these Procedures, the following services are permissible "non-audit services," one or more of which may be pre-approved by the Audit Committee pursuant to Section C of these Procedures.

1.	Audit-Related Services (traditionally performed by the firm engaged as Auditor) o Audit of an employee benefit plan.

•	Due diligence procedures related to mergers and acquisitions.

•	Review of internal controls.

•	Consultations concerning financial accounting and reporting standards, regulatory developments and internal controls.

2.	Tax Services

•	Tax compliance services, including preparation and signing of the Trust's federal and excise tax returns and preparation of the Trust's year-end calculation of its distribution requirements.

•
Tax planning and advice, e.g., compliance with the asset diversification and gross income tests, determining the Trust's distributable income and distributions to manage income and excise taxes, advice relating to reporting distribution information to shareholders (e.g., Forms 1099 information), state, local and foreign tax issues, tax issues relating to the acceptance of new shareholders or the liquidation of existing shareholders, the tax consequences to the Trust of investing in new types of securities or derivatives and the adoption of new tax regulations affecting the Trust. Such planning and advice would include research, discussions, preparation of memoranda and attendance at meetings relating to such matters, as mutually determined to be necessary.

3.	Other Non-Audit Services o Advisory and consultation services.

•	Other non-audit services not listed above.

(2) 0%

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Tait Weller & Baker for services rendered to the registrant for the fiscal years ended December 31, 2008 and December 31, 2007 were $5,400 and $5,000, respectively. Tait Weller & Baker did not bill for or render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2008 and December 31, 2007.

(h) Not applicable. Tait Weller & Baker did not render services to (i) the registrant's investment adviser, or (ii) any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2008 or December 31, 2007.

Item 5. Audit Committee of Listed Companies.

Not applicable.

Item 6. Schedule of Investments.

This information is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2006.

(a)(2) Certifications required pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3) Not applicable to open-end management investment copanies.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                      The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.

Edmund H. Nicklin, Jr.
President

Date: March 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.

Edmund H. Nicklin, Jr.
President

Date: March 5, 2009

By (Signature and Title)

/s/ Terry A. Wettergreen

Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date: March 5, 2009